SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                         Date of Report January 3, 2002

                                  VERSATA, INC.
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             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

        000-29757                                             68-0255203
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       (Commission                                          (IRS Employer
       File Number)                                         Identification No.)

300 Lakeside Drive, Suite 1500, Oakland, California                  94612
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(Address of principal executive offices)                           (Zip Code)

                                 (510) 238-4100
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 8: CHANGE IN FISCAL YEAR.

         On December 31, 2001, the Board of Directors of Versata, Inc. (the "Registrant") resolved to change the fiscal year end of the Registrant from December 31 to October 31.

         The Registrant will file an Annual Report on Form 10-K on or before March 31, 2002 to cover the ten month transition period from January 1, 2001 to October 31, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2002                 VERSATA, INC.


                                      By: /s/ Jim Doehrman
                                          --------------------
                                          Jim Doehrman
                                          Chief Financial Officer,
                                          Chief Operating Officer,
                                          Secretary and Executive Vice President